UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                December 8, 2006
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)


    Michigan                           001-32428                30-0030900
(State or other jurisdiction  (Commission File Number)        (IRS Employer
 of incorporation)                                          Identification No.)

                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 3.02 Unregistered Sales of Equity Securities.


     On Friday December 8, 2006 (the "Closing"), the Registrant consummated a private placement offering of 7.75 units ("Units"), each Unit consisting of (i) a 12% promissory note in the principal amount of $100,000 and (ii) a five year warrant to purchase 100,000 shares of the Registrant's common stock, no par value, at an initial exercise price of $0.80 per share. The gross proceeds of the sale of the Units were $775,000.00. The Registrant paid its placement agent 7% commission plus a 3% investment banking fee and a 2% expense reimbursement fee in connection with the Closing. The offering and sale of the Units was deemed by the Registrant as exempt from registration pursuant to Regulation D, Rule 506.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2006                  TARPON INDUSTRIES, INC.

                                         By:  /s/ James W. Bradshaw
                                            --------------------------------
                                                  James W. Bradshaw
                                                  Chief Executive Officer